UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 1, 2005


                            AMERICAN EXPRESS COMPANY
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    New York
                  ---------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


               1-7657                              13-4922250
       -----------------------           ---------------------------------
      (Commission File Number)            (IRS Employer Identification No.)


              200 Vesey Street, World Financial Center,
                     New York, New York                       10285
              ------------------------------------------    ----------
               (Address of Principal Executive Offices)     (Zip Code)


                                 (212) 640-2000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                      None
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see
   General Instruction A.2. below):

   [ ]   Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

   [ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

   [ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
   Exchange Act (17 CFR 240.14d-2(b))

   [ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
   Exchange Act (17 CFR 240.13e-4(c))

Item 7.01         Regulation FD Disclosure.

On February 1, 2005, we announced our plans to pursue a spin-off of our American Express Financial Advisors unit to our shareholders. A copy of our press release, attached hereto as Exhibit 99, is being furnished pursuant to Regulation FD and is incorporated by reference herein.



Item 9.01         Financial Statements and Exhibits.

         (c) Exhibits.

Exhibit 99 Press Release issued by American Express Company, dated February 1, 2005.

                                    SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              AMERICAN EXPRESS COMPANY
                                                    (REGISTRANT)

                                              By:    /s/ Gary Crittenden
                                                     ---------------------------
                                              Name:  Gary Crittenden
                                              Title: Chief Financial Officer




DATE:   February 1, 2005

                            AMERICAN EXPRESS COMPANY
                           CURRENT REPORT ON FORM 8-K
                          Report Dated February 1, 2005


Exhibit No.      Description
-----------      -----------

Exhibit 99 Press Release Issued by American Express Company, dated February 1, 2005.